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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12


                             METAL MANAGEMENT, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                             METAL MANAGEMENT, INC.
                           500 NORTH DEARBORN STREET,
                                   SUITE 405
                            CHICAGO, ILLINOIS 60610
                                 (312) 645-0700

                            ------------------------

               NOTICE OF 2005 ANNUAL MEETING AND PROXY STATEMENT
                        MEETING DATE: SEPTEMBER 13, 2005

                            ------------------------

Dear Stockholder:

     You are cordially invited to attend Metal Management's 2005 Annual Meeting of Stockholders. We will meet at the offices of King & Spalding LLP, 1185 Avenue of the Americas, 34th Floor, New York, New York, at 10:00 a.m., Eastern Time.

     You will find information regarding the matters to be voted on in the attached Notice of Meeting and Proxy Statement. A copy of our Annual Report on Form 10-K for the year ended March 31, 2005 is also enclosed.

     Your vote is important. I urge you to vote your shares by proxy, even if you plan to attend the meeting. This will insure that your shares are voted. Please fill out, sign and return your proxy card promptly.

     On behalf of your Board of Directors, thank you for your continued support.

Sincerely,

/s/ Daniel W. Dienst

Daniel W. Dienst
Chairman of the Board, Chief Executive Officer and President

Chicago, Illinois
July 26, 2005

                             METAL MANAGEMENT, INC.
                      500 NORTH DEARBORN STREET, SUITE 405
                            CHICAGO, ILLINOIS 60610
                                 (312) 645-0700

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

Date:    Tuesday, September 13, 2005

Time:    10:00 a.m., Eastern Time

Place: King & Spalding LLP, 1185 Avenue of the Americas, 34th Floor, New York, New York

     At our Annual Meeting of Stockholders we will ask you:

     1. To elect five directors of the Company to serve until the 2006 Annual Meeting of Stockholders;

     2. To ratify the appointment of PricewaterhouseCoopers LLP
        ("PricewaterhouseCoopers") as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2006;

     3. To approve the adoption of the Metal Management, Inc. Employee Stock Purchase Plan; and

     4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     If you were a stockholder of record at the close of business on July 18, 2005, you may vote at our Annual Meeting or any adjournment of the meeting. A list of our stockholders will be maintained and open for examination by any stockholder, for any purpose germane to the Annual Meeting, during regular business hours at the above address of the Company for ten days prior to the meeting.

     Please promptly complete, sign, date and return the enclosed proxy card. You may revoke your proxy at any time before it is voted at the meeting.

                                          On Behalf of the Board of Directors,

                                          /s/ Robert C. Larry
                                          Robert C. Larry
                                          Secretary

Chicago, Illinois
July 26, 2005

                             METAL MANAGEMENT, INC.
                      500 NORTH DEARBORN STREET, SUITE 405
                            CHICAGO, ILLINOIS 60610
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

     The Board of Directors of Metal Management, Inc. (the "Company"), is soliciting proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on Tuesday, September 13, 2005, beginning at 10:00 a.m., Eastern Time, at the offices of King & Spalding LLP, 1185 Avenue of the Americas, 34th Floor, New York, New York, and any adjournments of the meeting. Your vote is very important. This proxy statement, the accompanying proxy card and the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2005 ("fiscal 2005"), are being mailed to stockholders on or about August 3, 2005. The proxy statement and Annual Report are also available on the Company's website at www.mtlm.com.

                   PROXY SOLICITATION AND VOTING INFORMATION

WHO IS ENTITLED TO VOTE?

     Stockholders of record at the close of business on July 18, 2005, (the "Record Date"), may vote at the meeting. Each share of the Company's common stock, $1 par value ("common stock") is entitled to one vote on each voting matter.

WHAT CONSTITUTES A QUORUM AT THE MEETING?

     A majority of the outstanding shares of the Company's common stock, represented in person or by proxy, will constitute a quorum for transacting business. On the Record Date, outstanding shares of common stock were 25,096,436.

HOW DO I VOTE?

     The enclosed proxy is solicited by our Board of Directors. To vote, please complete, sign and date each proxy card you receive and return it in the prepaid envelope. Proxies will be voted if properly signed, received prior to the close of voting at the meeting and not revoked. Where you specify a choice with respect to any matter, your shares will be voted as you specify. If a properly executed proxy card is returned in a timely manner and no space is marked, it will be voted (1) for all nominees for director, (2) for ratification of the appointment of PricewaterhouseCoopers as the Company's independent registered public accounting firm for the fiscal year ending on March 31, 2006 ("fiscal 2006"), (3) for approval of the adoption of the Company's Employee Stock Purchase Plan and (4) in accordance with the best judgment of the proxy holders, in the interest of the Company, on any other matters properly brought before the meeting.

IF I HOLD SHARES IN THE NAME OF A BROKER, WHO VOTES MY SHARES?

     If you received this proxy statement from your broker, your broker should have given you instructions for directing how your broker should vote your shares. It will then be your broker's responsibility to vote your shares for you in the manner you direct.

     Under the rules of various national and regional securities exchanges, brokers may generally vote on routine matters, such as the election of directors, but cannot vote on non-routine matters, such as the approval of the adoption of our Employee Stock Purchase Plan, unless they have received voting instructions from the person for whom they are holding shares. If your broker does not receive instructions from you on how to vote particular shares on matters on which your broker does not have discretionary authority to vote, your broker will return the proxy form to us, indicating that he or she does not have the authority to vote on these matters. This is generally referred to as a "broker non-vote" and will affect the outcome of the voting as described below, under "What vote is required to approve each matter?" Therefore, we encourage you to provide directions to your broker as to how you want your shares voted on all matters to be brought before the meeting. You should do this by carefully following the instructions your broker gives you concerning its procedures. This ensures that your shares will be voted at the meeting.

HOW CAN I REVOKE MY PROXY?

     After you return a proxy, you may revoke it at any time before its use. To revoke it, you may (1) deliver a written notice of revocation to our corporate secretary, (2) submit a properly executed, subsequently-dated proxy or (3) vote in person at the meeting.

WHO WILL COUNT THE VOTE?

     Representatives of LaSalle Bank National Association ("LaSalle") will count the vote, and LaSalle will serve as Inspector of Election.

WHAT VOTE IS REQUIRED TO APPROVE EACH MATTER?

     The nominees receiving the highest number of votes will be elected directors. The approval of the adoption of the Company's Employee Stock Purchase Plan and ratification of the appointment of PricewaterhouseCoopers as the Company's independent registered public accounting firm for fiscal 2006 will require a majority of the votes cast by stockholders on each proposal. Broker non-votes and abstentions are counted for purposes of determining a quorum. Abstentions, broker non-votes or failure to vote are disregarded in tabulating voting results. Stockholders may not cumulate their votes.

WHO PAYS FOR THE COSTS OF SOLICITING PROXIES?

     The Company will be responsible for all costs of soliciting proxies, including charges made by brokers and others holding common stock in their names or in the names of nominees, for reasonable expenses incurred in sending proxy materials to beneficial owners and obtaining their proxies. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally and by telephone, all without extra compensation.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

     The Company's amended and restated bylaws provide that the Board of Directors of the Company shall establish the number of directors who serve on our Board from time to time. The current number of directors has been established at five (5). The Board of Directors has resolved that the number of directors to be elected at the 2005 Annual Meeting is five. Each director of the Company holds office until his successor is elected and qualified or until his earlier death, resignation or removal.

     Each of the nominees has indicated his willingness to serve if elected, and the Board of Directors has no reason to believe that any of the nominees will be unavailable for election, but if such a situation should arise, the proxy will be voted in accordance with the best judgment of the proxyholder for such person or persons as may be designated by the Board of Directors, unless the stockholder has directed otherwise.

     The names of the nominees, their ages as of June 30, 2005, and certain other information about them are set forth below:

NAME                                        AGE   POSITION
----                                        ---   --------
Daniel W. Dienst..........................  39    Chairman of the Board, Chief Executive
                                                  Officer and President
John T. DiLacqua*(1,2)....................  53    Director
Robert Lewon*(1,2)........................  62    Director
Kevin P. McGuinness*(2)...................  83    Director
Gerald E. Morris*(1,2)....................  73    Director

---------------

* indicates an independent director as such term is defined in Rule 4200(a)(15) of the NASD's listing standards

(1)  Member of the Audit Committee.

(2)  Member of the Compensation Committee.

     Daniel W. Dienst joined the Company's Board of Directors on June 29, 2001. Mr. Dienst has served as the Company's Chairman of the Board since April 2003, as the Company's Chief Executive Officer since January 2004 and as the Company's President since September 2004. From May 2000 to January 2004, Mr. Dienst served as Managing Director of the Corporate and Leveraged Finance Group of CIBC World Markets Corp. ("CIBC World Markets"), a diversified global financial services firm. From January 1999 through April 2000, Mr. Dienst held various positions within CIBC World Markets, including Executive Director of the High Yield/Financial Restructuring Group. From October 1995 to March 1998, Mr. Dienst served in various capacities with Jefferies & Company, Inc., most recently as its Vice President, Corporate Finance/Restructurings. Mr. Dienst is a graduate of Washington University and received a J.D. from The Brooklyn Law School. Mr. Dienst is also the non-executive Chairman of the Board of Metals USA, Inc. (NASDAQ: MUSA).

     John T. DiLacqua joined the Company's Board of Directors on June 29, 2001. Mr. DiLacqua was the Executive Chairman of Envirosource, Inc. ("Envirosource") from May 2004 to December 2004 and had served as President and Chief Executive Officer of Envirosource from January 1999 to May 2004. Envirosource is a supplier of metal recovery, material handling and other outsourced services to the steel industry. From October 1997 to December 1998, Mr. DiLacqua served as President of the U.S. Ferrous Operations of Philip Metals, Inc., which included, among other companies, the former Luria Brothers Division of Connell Limited Partnership ("Luria Brothers"). Prior to that, he served as the President of Luria Brothers from May 1994 to October 1997, and, from December 1990 to May 1994, he served as its Vice President of Finance and Administration. Mr. DiLacqua is a graduate of Temple University and received an M.B.A. from Carnegie Mellon University. He is a certified public accountant. Mr. DiLacqua is also a director of Metals USA, Inc.

     Robert Lewon joined the Company's Board of Directors on March 25, 2004. Mr. Lewon has over 40 years of experience in the scrap metal industry and has served as an executive of scrap companies, including President of Simsmetal USA Corp. Additionally, Mr. Lewon has served as a consultant to scrap metal companies since his retirement from SimsMetal in 1993.

     Kevin P. McGuinness joined the Company's Board of Directors on June 29, 2001. Mr. McGuinness has extensive experience in both the scrap metal recycling and shipping industries, having spent over 50 years in various executive and managerial capacities with SimsMetal, Ltd., and its predecessor companies ("SimsMetal"), including as its Managing Director from 1962 until 1976. SimsMetal is the largest scrap metal processor in Australia, with extensive scrap metal and shipping operations throughout the Far East. Since his retirement from SimsMetals in 1986, Mr. McGuinness has acted as a consultant to many companies in the metals and shipping industries, including China Mineral Import and Export Co. (1991-1995), Hiuka America Corp. (1995-1996), Oxnard Metal Corp. (1996-Present) and Shui Wing Steel Co., Hong Kong (1991-Present). Mr. McGuinness is the former President of the Australia-China Economic Co-operation Committee.

     Gerald E. Morris joined the Company's Board of Directors on January 16, 2004. Mr. Morris currently serves as President and Chief Executive Officer of Intalite International N.V., a diversified holding company with investments primarily in the metals fabrication industry. Mr. Morris also serves as a director and as chairman of the audit committee of Beacon Trust Company and as a director and chairman of the audit committee of Metals USA, Inc. Mr. Morris is a certified public accountant. Mr. Morris previously served as chairman of the board of directors of Allmet Building Products. Mr. Morris has previously served as a director of Rexel, Inc. and Tivoli Industries, Inc., and as trustee of the Blanchard Group of Funds.

BOARD MEETINGS AND COMMITTEES

     During fiscal 2005, the Board of Directors of the Company held a total of 15 meetings and acted by unanimous written consent on 8 other occasions. It is the policy of the Board of Directors that its members are encouraged to attend the annual meeting of stockholders. All directors, except one, attended the 2004 annual meeting. Each director attended 75% or more of the aggregate number of meetings of the Board of Directors and meetings of committees on which such director served during fiscal 2005. The Board of Directors has an Audit Committee, a Compensation Committee and a Special Committee. The Board of Directors does not have a nominating committee or any committee performing similar functions; however, the Board of Directors has adopted the procedure described below with respect to the consideration and nominations of candidates to serve on the Board of Directors.

     The Audit Committee consists of Messrs. DiLacqua (Chair), Lewon and Morris, three of the Company's "independent" directors (in accordance with Rule 4350(d)(2) of the NASD's listing standards). The Board of Directors has adopted a written charter for the Audit Committee, which is available on the Company's website at www.mtlm.com and is attached hereto as Exhibit A. The Company's Board of Directors has determined that two members of the Audit Committee, John T. DiLacqua and Gerald E. Morris, are audit committee financial experts in compliance with criteria established by the Securities and Exchange Commission ("SEC"). The Audit Committee met 14 times in fiscal 2005. The Audit Committee's duties include, among other responsibilities:

     - Appointing the Company's independent registered public accounting firm;

     - Meeting periodically with members of internal audit and the independent registered public accounting firm on matters such as the scope of audits and reports;

     - Reviewing the quarterly and annual financial statements and public filings and press releases thereto;

     - Reviewing significant accounting policies and procedures; and

     - Reviewing the performance of overall accounting and financial controls of the Company.

     The Compensation Committee consists of Messrs. Morris (Chair), DiLacqua, Lewon and McGuinness, the Company's four "independent" directors. The Board of Directors has adopted a written charter for the

Compensation Committee, which is available on the Company's website at www.mtlm.com. The Compensation Committee met 8 times during fiscal 2005. Its duties include:

     - Recommending compensation and benefit programs for the Company to the Board of Directors;

     - Setting executive compensation levels and reviewing the performance of the officers of the Company;

     - Administering the Company's stock compensation plans; and

     - Reporting to the stockholders about executive compensation.

     On February 10, 2003, the Board of Directors appointed a Special Committee of directors after the Company was served, on January 27, 2003, with a federal grand jury subpoena issued by the U.S. Department of Justice relating to its investigation of scrap metal purchasing in the Illinois, Indiana, Michigan and Ohio markets (the "DOJ Investigation"). The Company has fully cooperated with the subpoena and the grand jury investigation. The Special Committee (Antitrust) was authorized and empowered to receive reports on, and review the sufficiency of an internal investigation of the activities of the Company and its officers, employees and agents, which are believed to be the subject matter of the DOJ Investigation. The Special Committee (Antitrust) did not meet during fiscal 2005. On February 1, 2005, the Board of Directors authorized the elimination of the Special Committee (Antitrust) with its duties and responsibilities, as and if needed, to be undertaken by the Special Committee (Industrial Accounts).

     On May 25, 2004, the Board of Directors appointed a Special Committee of directors to investigate, consider and act with respect to the Company's voluntary disclosure to the Department of Justice of all matters relating to or arising from certain cash payments to industrial account suppliers of scrap metals made by certain subsidiaries of the Company. The Special Committee (Industrial Accounts) met 2 times during fiscal 2005. The members of the Special Committee (Industrial Accounts) are Messrs. Lewon (Chair), DiLacqua, McGuinness and Morris, the Company's four "independent" directors. On February 1, 2005, the Special Committee (Industrial Accounts) was redesignated as the "Special Committee" and assumed responsibility for the activities previously assigned to the Special Committee (Antitrust).

DIRECTOR NOMINATIONS

     As noted above, the Company does not have a nominating committee. The Board of Directors has adopted a set of procedures to be followed by the independent directors in connection with nominations to the Board of Directors (the "Nominations Process"). A copy of the Nominations Process can be found on the Company's website at www.mtlm.com. The Board of Directors believes that because the nominating process involves consideration of candidates by the independent directors based on guidelines set forth in the Nominations Process, there is no need for the establishment of a separate nominating committee, particularly given the relatively small size of the Board of Directors.

     Under the Nominations Process, the independent members of the Board of Directors will review any candidates recommended by stockholders of the Company. Candidates for director received from stockholders will be given the same consideration as those identified or recommended by other sources. The procedures for suggesting a potential nominee for director are described under the caption "Stockholder Proposals" in this proxy statement. There have been no material changes during fiscal 2005 to the procedures by which stockholders may recommend nominees to the Company's Board of Directors. No candidates have been put forth by stockholders of the Company for fiscal 2006.

     The Nominations Process requires director nominees to have the highest personal and professional integrity, to have demonstrated exceptional ability and judgment and, together with other nominees, to effectively serve stockholders' long-term interests and contribute to the Company's overall corporate goals. In addition, although no formal minimum standards are specified under the Nominations Process, the independent directors are required to consider issues of character, judgment, diversity, expertise, corporate experience, ability to serve, and other relevant factors.

     The independent directors do not have a formalized process for identifying and evaluating nominees for director. Members of the Board of Directors generally stand for reelection on an annual basis. From time to time, one or more directors may identify an individual known to such director to possess some or all of the qualifications discussed above. Any director seeking to nominate such individual for appointment or election to the Board of Directors would then describe the background and qualifications of such individual to the independent directors at a duly convened meeting thereof. The independent directors would then vote to either recommend or not recommend to the entire Board of Directors the appointment of such person to the Board or the nomination of such individual for election as director by the stockholders.

     Under the Nominations Process, the independent directors have, among other things, the responsibility to select (with respect to satisfaction of applicable independence requirements) and recommend to the Board membership on various Board committees (including chair) and nominees to fill vacancies as they arise.

     The Company does not pay an annual fee to any third party to identify or evaluate or assist the Company in identifying or evaluating potential nominees for director. However, the independent directors have the authority and resources and authority to retain such a third party if they so elect.

     Each nominee for director is standing for reelection.

DIRECTOR COMPENSATION

     Annual Retainer Fees. The annual retainer fee for fiscal 2005 for each non-employee director was $38,750. The annual retainer fee for fiscal 2005 for each of the chairs of the Audit Committee and the Compensation Committee was $8,750. Each of the other members of the Audit Committee and the Compensation Committee was paid an annual retainer fee of $4,250. The annual retainer fee for the chair of the Special Committee (Industrial Accounts) was $10,833. Each of the other members of the Special Committee (Industrial Accounts) was paid an annual retainer fee of $8,333. Beginning on February 1, 2005, only the chairman of the Special Committee is paid an annual retainer, which is $10,000. The annual retainer fees described above are payable on a quarterly basis in advance. Directors are reimbursed for their reasonable expenses in attending board meetings and the annual meeting.

     Meeting Fees. In fiscal 2005, each non-employee director was paid a fee of between $1,500 and $2,000 for each board meeting attended in person and $1,000 for each board meeting attended by teleconference. Each non-employee director was paid a fee of between $500 to $1,000 for each Audit Committee and Compensation Committee meeting attended (other than board or committee meetings held on the same day for which only one fee is paid). Each member of the Special Committee (Industrial Accounts) was paid a fee of $1,500 for each meeting attended in person and a fee of between $500 to $1,000 for each telephonic meeting, as determined by the chair of the Special Committee (Industrial Accounts).

     Option or Stock Awards. In fiscal 2005, each non-employee director received an annual stock option grant of 30,000 shares. Stock option grants are made on the date of the first board meeting each fiscal year and on the date a director joins the Board. The exercise price is equal to the fair market value on the date of grant and the options vest on March 31 of the following year.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE.

                               EXECUTIVE OFFICERS

     Executive officers are elected by the Board of Directors and serve until they resign or are removed by the Board. The Company's executive officers, other than Mr. Dienst who is identified in the section entitled "Election of Directors," and their respective ages as of June 30, 2005, are set forth in the following table:

NAME                                         AGE   POSITIONS
----                                         ---   ---------
Robert C. Larry............................  44    Executive Vice President, Finance, Chief
                                                   Financial Officer, Treasurer and Secretary
Joseph P. Reinmann.........................  41    Executive Vice President, Non-Ferrous

     Robert C. Larry has served as the Company's Executive Vice President, Finance, Chief Financial Officer and Secretary since April 1999. He has served as the Company's Treasurer since April 1, 2004. From August 1996 through April 1999, he was the Company's Vice President, Finance, Treasurer and Chief Financial Officer. Mr. Larry is a graduate of Purdue University and received an M.B.A. from the University of Chicago. Mr. Larry is a certified public accountant.

     Joseph P. Reinmann has served as the Company's Executive Vice President, Non-Ferrous since May 2004. From June 2000 to April 2004, Mr. Reinmann served as Vice President for The David J. Joseph Company, a leading scrap metal recycling and trading company. From November 1988 to June 2000, Mr. Reinmann held various commercial, operational and executive positions throughout The David J. Joseph Company and its subsidiary companies. Mr. Reinmann is a graduate of The Ohio State University.

                 OWNERSHIP OF THE CAPITAL STOCK OF THE COMPANY

     The following table sets forth certain information regarding beneficial ownership of the Company's common stock as of June 30, 2005 by: (i) each person who is known by the Company to own more than 5% of the Company's common stock;
(ii) the directors, the chief executive officer and each of the executive officers of the Company named in the Summary Compensation Table; and (iii) all current officers and directors as a group. Share amounts and percentages shown for each person are adjusted to give effect to shares of the Company's common stock that are not outstanding but may be acquired by a person upon exercise of all options and warrants exercisable by such person within 60 days of June 30, 2005. However, those shares of common stock are not deemed to be outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by any other person.

                                                              NUMBER OF    PERCENT OF
NAME OF BENEFICIAL OWNER(1)                                    SHARES     TOTAL SHARES
---------------------------                                   ---------   ------------
Barclays Global Investors(2)................................  5,102,068       20.3%
  45 Freemont Street
  San Francisco, CA 94105
Royce & Associates(3).......................................  2,754,100       11.1%
  1414 Avenue of the Americas
  New York, NY 10019
Daniel W. Dienst............................................    795,000(4)      3.1%
Gerald E. Morris............................................     66,210(5)        *
Robert C. Larry.............................................     60,000(6)        *
Robert Lewon................................................     60,000(7)        *
Kevin P. McGuinness.........................................     45,000(8)        *
John T. DiLacqua............................................     30,000(8)        *
Joseph P. Reinmann..........................................     10,500(9)        *
Michael W. Tryon............................................          0          *
All current officers and directors as a group (7 persons)...  1,066,710(10)      4.2%

---------------

* Less than 1%

  (1) Unless disclosed in the notes below, the persons named in the table have sole voting and investment power with respect to all shares of the Company's common stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table (such as with respect to restricted stock held by executive officers over which they have voting but not investment power).
  (2) Information based upon Schedule 13G filed on July 11, 2005 with the SEC jointly by Barclays Global Investors, N.A.; Barclays Global Fund Advisors; Barclays Bank PLC; Barclays Capital Securities Limited; and Palamino Limited. The Schedule 13G indicates that at June 30, 2005, Barclays Global Investors, N.A. and its related entities was the beneficial owner of 5,102,068 shares of the Company's common stock and reported sole voting power as to 4,724,905 shares of the Company's common stock and sole dispositive power as to 5,102,068 shares of the Company's common stock.
  (3) Information based upon Schedule 13G filed on June 8, 2005 with the SEC. The Schedule 13G indicates that at May 31, 2005, Royce & Associates, LLC was the beneficial owner of 2,754,100 shares of the Company's common stock and that it has sole voting and dispositive power over all these shares.
  (4) Includes options to purchase 200,000 shares of the Company's common stock and 450,000 shares of restricted stock subject to forfeiture if Mr. Dienst's employment terminates, which forfeiture risk lapses over time in accordance with a vesting schedule.
  (5)  Includes options to purchase 66,210 shares of the Company's common stock.
  (6) Includes warrants to purchase 25,000 shares of the Company's common stock and 35,000 shares of restricted stock subject to forfeiture if Mr. Larry's employment terminates, which forfeiture risk lapses over time in accordance with a vesting schedule.
  (7)  Includes options to purchase 60,000 shares of the Company's common stock.
  (8)  Includes options to purchase 30,000 shares of the Company's common stock.
  (9) Includes options to purchase 3,000 shares of the Company's common stock and 7,000 shares of restricted stock subject to forfeiture if Mr. Reinmann's employment terminates, which forfeiture risk lapses over time in accordance with a vesting schedule.
 (10) Includes warrants to purchase 25,000 shares of the Company's common stock, options to purchase 389,210 shares of the Company's common stock and 492,000 shares of restricted stock subject to forfeiture if holder's employment terminates, which forfeiture risk lapses over time in accordance with a vesting schedule.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of the relationship on Form 3 and changes in ownership on Forms 4 or 5 with the SEC and the NASDAQ. These officers, directors and ten percent shareholders are also required by SEC rules to furnish the Company with copies of all forms they file.

     Based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons, the Company believes that during fiscal 2005 its officers, directors and ten percent shareholders have timely complied with all applicable Section 16(a) filing requirements.

                             EXECUTIVE COMPENSATION

     The following tables set forth compensation information with respect to those persons who: (i) served as our chief executive officer during fiscal 2005 and (ii) the individuals, other than our CEO, who served as executive officers of the Company during fiscal 2005 (collectively referred to as "named executive officers"). Compensation paid to these individuals for the fiscal years ended March 31, 2005, 2004 and 2003 are as follows:

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG-TERM
                                                                            COMPENSATION AWARDS
                                                                        ---------------------------
                                          ANNUAL COMPENSATION            RESTRICTED     SECURITIES
NAME AND                 FISCAL     --------------------------------        STOCK       UNDERLYING       ALL OTHER
PRINCIPAL POSITION        YEAR       SALARY      BONUS      OTHER(1)    AWARDS ($)(2)   OPTIONS (#)   COMPENSATION(3)
------------------       ------     --------   ----------   --------    -------------   -----------   ---------------
Daniel W. Dienst.......   2005      $750,000   $1,500,000   $ 82,520(4)  $1,498,500(5)         --        $  8,068
Chairman of the Board,    2004(6)    156,250      725,000         --      8,775,000(7)    290,000(8)      210,013(9)
Chief Executive Officer
and President
Robert C. Larry........   2005      $335,000   $  335,000   $     --     $  699,300(5)         --        $  6,622
Executive Vice
President,                2004       275,000      275,000         --             --            --           7,242
Finance, Chief
Financial                 2003       260,000      130,000         --             --            --           4,553
Officer, Treasurer and
Secretary
Joseph P. Reinmann.....   2005(10)  $205,625   $  204,219   $185,681(11)  $  139,860(5)    15,000        $  8,629
Executive
Vice-President,
Non-Ferrous
Michael W. Tryon.......   2005(12)  $170,672   $       --   $     --     $       --            --        $ 56,186(13)
Former President and      2004       365,000      365,000         --             --            --          12,788
Chief Operating Officer   2003       344,200      172,400         --             --            --          11,755

---------------

  (1) No amounts are shown where the dollar value of perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the named executive officer.
  (2) Restricted stock is valued at the time of grant. Dividends are paid on restricted stock at the same rate and time as on common stock.
  (3) Includes the Company's contributions to the Company-sponsored 401(k) plan, amounts paid by the Company for health and life insurance premiums, and amounts paid by the Company for medical claims under the Company's self-insured health plan.
  (4) This amount consists of: (i) $58,326 paid for personal security services for Mr. Dienst, (ii) $12,194 for reimbursement of legal expenses incurred by Mr. Dienst in connection with the review of his employment contract entered into with the Company, and (iii) $12,000 for an auto allowance.
  (5) As part of their incentive compensation for fiscal 2005, on May 10, 2005, Messrs. Dienst, Larry, and Reinmann were awarded 75,000; 35,000; and 7,000 shares of restricted stock, respectively, with a fair market value of $19.98 per share. Pursuant to the terms of the award, restrictions on 1/3 of the shares each will lapse on March 31, 2006, March 31, 2007, and March 31, 2008, provided that they are each employed by the Company on such dates.
  (6) Mr. Dienst was appointed Chief Executive Officer on January 16, 2004. Bonus for fiscal 2004 includes a $375,000 signing bonus.
  (7) On January 16, 2004, Mr. Dienst was awarded 500,000 shares of restricted stock, with a fair market value of $17.55 per share. Pursuant to the terms of the award, the restrictions on 25% of the shares lapsed on March 31, 2005, and the restrictions on 25% of shares each will lapse on March 31, 2006, March 31, 2007 and March 31, 2008, provided that Mr. Dienst remains employed by the Company on such dates.
  (8) Includes 90,000 shares granted to Mr. Dienst as non-executive Chairman of the Board.
  (9) Includes $209,700 of director fees paid to Mr. Dienst, from April 1, 2003 to January 16, 2004, in his capacity as non-executive Chairman of the Board.
  (10) Mr. Reinmann joined the Company on May 17, 2004. Pursuant to the terms of his employment contract, Mr. Reinmann received a signing bonus of $50,000 and was awarded options to purchase 15,000 shares of common stock of which 20% vested on March 31, 2005 and 20% of the shares each will vest on March 31, 2006, March 31, 2007, March 31, 2008 and March 31, 2009, provided that Mr. Reinmann is still employed by the Company on such dates.
  (11) This amount consists of: (i) relocation benefits of $172,691, (ii) $10,500 for an auto allowance, and (iii) $2,490 for reimbursement of legal expenses incurred by Mr. Reinmann in connection with the review of his employment contract entered into with the Company. The relocation benefits were paid to or on behalf of Mr. Reinmann and include: (i) $125,618 paid to National Equity, Inc. for the marketing, maintenance and sale of Mr. Reinmann's previous residence and (ii) $47,073 for temporary housing, house hunting and moving costs.
  (12)  Mr. Tryon resigned from the Company on September 3, 2004.
  (13) Includes $54,808 of unused vacation paid to Mr. Tryon upon his resignation from the Company.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information with respect to the named executives concerning the grant of stock options during fiscal 2005.

                                                                                      POTENTIAL REALIZABLE VALUE
                           NUMBER OF       PERCENT OF                                   AT ASSUMED ANNUAL RATES
                          SECURITIES     TOTAL OPTIONS/                               OF STOCK PRICE APPRECIATION
                          UNDERLYING      SARS GRANTED     EXERCISE OR                      FOR OPTION TERM
                          OPTION/SARS     TO EMPLOYEES     BASE PRICE    EXPIRATION   ---------------------------
NAME                      GRANTED (#)    IN FISCAL YEAR      ($/SH)         DATE       5% ($)(1)      10% ($)(1)
----                      -----------   ----------------   -----------   ----------   -----------    ------------
Joseph P. Reinmann......     5,000(2)         3.7%           $14.64      05/17/2014     $35,203         $99,414
                             5,000(2)         3.7%           $19.97      05/17/2014     $ 8,553         $72,764
                             5,000(2)         3.7%           $26.62      05/17/2014     $     0         $39,513

---------------

(1) In accordance with SEC rules, these columns show gains that could accrue for the respective options, assuming that the market price for the Company's common stock appreciates from the date of grant over a period of 10 years at an annualized rate of 5% and 10%, respectively.

(2) These options were granted to Mr. Reinmann on May 17, 2004 in connection with him joining the Company. These options vest and become exercisable in five equal installments with the first installment vesting on March 31, 2005.

        AGGREGATED OPTION AND WARRANT EXERCISES IN LAST FISCAL YEAR AND
                   FISCAL YEAR-END OPTION AND WARRANT VALUES

     The following table sets forth the employee stock options and warrants exercised during fiscal 2005 by the named executive officers and the number and value of securities underlying unexercised options and warrants held by the named executive officers at March 31, 2005.

                                                        NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                       UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                                        OPTIONS AND WARRANTS              AND WARRANTS
                          SHARES                       AT FISCAL YEAR-END (#)       AT FISCAL YEAR-END ($)(1)
                       ACQUIRED ON       VALUE       ---------------------------   ---------------------------
NAME                   EXERCISE (#)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                   ------------   ------------   -----------   -------------   -----------   -------------
Daniel W. Dienst.....    150,000       $3,642,000      200,000             0       $        0       $     0
Robert C. Larry......    150,000       $3,133,125       70,000             0       $1,556,350       $     0
Joseph P. Reinmann...          0       $        0        3,000        12,000       $   16,750       $67,000
Michael W. Tryon.....    250,000       $3,519,300            0             0       $        0       $     0

---------------

(1) In accordance with SEC rules, values are calculated by subtracting the exercise price of the options and warrants from the fair market value of the underlying common stock. For purposes of this table, fair market value was $25.68, the closing price of the Company's common stock as reported on the Nasdaq Stock Market on March 31, 2005.

  SECURITIES AUTHORIZED FOR ISSUANCE UNDER EXISTING EQUITY COMPENSATION PLANS

     The following table provides information as of March 31, 2005 with respect to shares of the Company's common stock that may be issued under our existing equity compensation plans.

                                            NUMBER OF SECURITIES   WEIGHTED-AVERAGE    NUMBER OF SECURITIES
                                             TO BE ISSUED UPON     EXERCISE PRICE OF   REMAINING AVAILABLE
                                                EXERCISE OF           OUTSTANDING      FOR FUTURE ISSUANCE
                                            OUTSTANDING OPTIONS,   OPTIONS, WARRANTS       UNDER EQUITY
PLAN CATEGORY                               WARRANTS AND RIGHTS       AND RIGHTS        COMPENSATION PLANS
-------------                               --------------------   -----------------   --------------------
Plans approved by security holders........       1,220,468(1)           $22.56(2)           2,165,710
Plans not approved by security
  holders(3)..............................         227,000(4)           $ 3.80                      0
                                                 ---------                                  ---------
          Total...........................       1,447,468                                  2,165,710
                                                 =========                                  =========

---------------

    (1) Includes options to purchase shares outstanding under the Metal Management, Inc. 2002 Incentive Stock Plan ("2002 Incentive Stock Plan") and an aggregate of 569,258 shares of restricted stock issued pursuant to the 2002 Incentive Stock Plan.
    (2) The weighted average exercise price does not include outstanding restricted stock.
    (3) Comprises (i) the Management Equity Incentive Plan, which was approved by a majority of the predecessor company's creditors, who upon effectiveness of the Company's plan of reorganization, represented a majority of the Company's stockholders by their vote to approve the Company's plan of reorganization and (ii) grants of warrants to purchase 515,000 of the Company's common stock at an exercise price of $1.875 per share made to certain employees for incentive compensation. These grants were made in May 2002, prior to the adoption of a stock option plan that was approved by stockholders.
    (4) Amount includes 167,000 shares issued pursuant to the Management Equity Incentive Plan.

                EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
                       AND CHANGE-IN-CONTROL ARRANGEMENTS

     Mr. Dienst. The Employment Agreement, dated January 16, 2004 (the "Dienst Employment Agreement"), between Mr. Dienst and the Company extends through March 31, 2008. On March 31, 2008 and every anniversary thereof, the Dienst Employment Agreement will be automatically extended for an additional year unless either the Company or Mr. Dienst elects prior to the anniversary not to extend the term. The Dienst Employment Agreement provides for a base salary of not less than $750,000 a year, a signing bonus of $375,000, and annual cash bonuses of $350,000 for the period from January 16, 2004 through March 31, 2004, $750,000 for fiscal 2005, $375,000 for fiscal 2006 and $187,500 for fiscal 2007, or in such larger amounts as may be determined in accordance with any annual bonus program for senior executives then in effect or at the discretion of the Company's Board of Directors. The Dienst Employment Agreement also provided for the grant of 500,000 shares of restricted stock and two options to purchase 100,000 shares of common stock of the Company, all issued under the 2002 Incentive Stock Plan, at exercise prices of $26.25 and $35.00, respectively.

     The Dienst Employment Agreement also contains provisions entitling Mr. Dienst to a severance package in the event of Mr. Dienst's resignation for "good reason" or in the event that Mr. Dienst is terminated without "cause" (each as defined in the Dienst Employment Agreement). In either such event, the Dienst Employment Agreement provides that Mr. Dienst will be entitled to receive a cash payment equal to his base salary plus the minimum annual bonuses to which he is entitled to through March 31, 2008, and all of Mr. Dienst's unvested stock options, stock grants or long term incentive plan compensation will immediately become vested. In the event Mr. Dienst elects to terminate his employment after a "change of control" (as defined in the Dienst Employment Agreement), Mr. Dienst will be entitled to an amount equal to the greater of (i) one year's annual base salary or (ii) 50% of the amount of Mr. Dienst's annual base salary plus all minimum annual bonus amounts, and will not be subject to the non-competition agreement. Under certain conditions and subject to his election to terminate such provisions by forgoing certain severance benefits, Mr. Dienst will be subject to the non-competition and non-solicitation provisions contained in the Dienst Employment Agreement for a period of up to eighteen months after the date on which his employment with the Company is terminated.

     Mr. Larry. The Employment Agreement, dated July 1, 2001, as amended (the "Larry Employment Agreement"), between Mr. Larry and the Company has a term of three years, which term is automatically extended at the end of each year unless either the Company or Mr. Larry elects prior to the anniversary not to extend the term. The Larry Employment Agreement provides for a base salary of $260,000, which amount may be increased in the discretion of the Chief Executive Officer. The Larry Employment Agreement contains provisions entitling Mr. Larry to severance in the event Mr. Larry is terminated within one year following a "change in control" or in the event Mr. Larry is otherwise terminated without "cause" (each as defined in the Larry Employment Agreement). In the case of termination without cause, Mr. Larry is entitled to receive a lump sum payment in an amount equal to his then-current salary. If Mr. Larry is terminated within one year following a "change in control," (i) he is entitled to receive a lump sum payment in an amount equal to two times his then-current salary, (ii) he is entitled to receive COBRA coverage for eighteen months to the extent he is eligible, (iii) he has the option to reduce the amount of his severance payments such that they are not subject to an excise tax and (iv) all of his warrants and options shall immediately become vested. Under certain conditions, Mr. Larry will be subject to the non-competition and non-solicitation provisions contained in the Larry Employment Agreement for a period of up to eighteen months after the date on which his employment with the Company is terminated.

     Mr. Reinmann. The Employment Agreement, dated April 26, 2004 (the "Reinmann Employment Agreement"), between Mr. Reinmann and the Company provides for a base salary of not less than $235,000 a year, a signing bonus of $50,000, and a minimum cash bonus of $141,000 for fiscal 2005. The Reinmann Employment Agreement also provided for the grant of three options to purchase 5,000 shares of common stock of the Company, at exercise prices of $14.64, $19.97 and $26.62, respectively. The Reinmann Employment Agreement also contains provisions entitling Mr. Reinmann to severance in the event of Mr. Reinmann's resignation for "good reason" or in the event that Mr. Reinmann is terminated without "cause" (each as defined in the Reinmann Employment Agreement). In either such event, the Reinmann Employment Agreement provides that Mr. Reinmann will be entitled to receive continuing payments of his annual base salary for a period of twelve months following such resignation or termination, and all of Mr. Reinmann's unvested stock options shall immediately vest. Mr. Reinmann will be subject to the non-competition and non-solicitation provisions contained in the Reinmann Employment Agreement for a period of twenty-four months after the date on which his employment with the Company is terminated.

     Mr. Tryon. On September 2, 2004, the Company and Mr. Tryon entered into Separation and Release Agreement (the "Tryon Agreement") whereby Mr. Tryon immediately resigned from the positions of President and Chief Operating Officer and resigned from the Company effective as of September 14, 2004. Pursuant to the Tryon Agreement, both the Company and Mr. Tryon agreed to general releases and discharges of any and all claims against either party. No cash compensation was paid pursuant to the Tryon Agreement.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee consists of Gerald E. Morris (Chair), John T. DiLacqua, Robert Lewon and Kevin P. McGuinness, all of whom are non-employee directors. Mr. DiLacqua and Mr. Morris are directors of Metals USA, Inc., a publicly held steel service center company that sells scrap metal byproducts from certain of its facilities to the Company.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Compensation Committee") is composed of Gerald E. Morris (Chair), John T. DiLacqua, Robert Lewon and Kevin P. McGuinness, four non-employee directors of the Company and "independent directors" within the meaning of Rule 4200(a)(15) of the NASD's listing standards.

     The Compensation Committee operates under a written charter adopted by the Board of Directors, which is available on the Company's website at www.mtlm.com. It is the duty of the Compensation Committee to review and determine the compensation levels and establish the criteria for bonuses of executive officers of the Company, including the Company's Chief Executive Officer, President, Chief Operating Officer and certain other executive officers, and to establish the general compensation policies for these individuals. It is also responsible for recommending general compensation practices to be applied to other employees of the Company. The Compensation Committee also has the authority to make discretionary option, stock (including restricted stock) and stock appreciation right awards to the Company's executive officers under the Company's 2002 Incentive Stock Plan.

     Consistent with its charter, the goal of the Compensation Committee is to develop and implement compensation policies that reflect the circumstances of the Company and our business objectives. Historically, the Company's executive compensation policy has been designed to enable the Company to attract, retain and motivate the high caliber executives who will contribute to the Company's long-term performance and long-term growth. There are some general principles that we seek to apply: the Company's compensation structure should emphasize pay-for-performance and shareholder value with the goal of linking compensation to shareholder return and financial performance of the Company by placing a significant portion of an executive's compensation at risk. Overall, executive compensation levels are established based on the Compensation Committee's evaluation of market terms and conditions coupled with the Board of Directors' view of what is necessary to attract and retain key executive officers. We also recognize the need to apply these principles in a flexible manner and, in appropriate circumstances, to make adjustments to each executive officer's total compensation package based on changes in market factors as well as each individual's contribution to Company performance.

     Each executive officer's compensation package is comprised of three elements: (i) base salary, (ii) annual bonuses payable in cash and tied to the individual's and the Company's achievement of annual performance goals, and
(iii) long-term incentive awards designed to strengthen the mutuality of interests between the executive officers and the Company's stockholders. We review the base salary payable under employment contracts and set compensation levels for other executives based on a review of competitive compensation information gathered from published surveys of company compensation levels and from proxy statements of particular companies that are considered generally comparable to the Company, with appropriate consideration being given to previously negotiated contractual arrangements. Recommendations by Company management are examined in light of this information, with the intention of establishing and maintaining competitive compensation levels. In fiscal 2005, the increase in base salary for Mr. Larry, who does not have a contractual arrangement regarding base salary, was approximately 22% based on such criteria.

     In fiscal 2005, in light of the Company's record financial performance and achievement of bonus targets established at the beginning of the fiscal year, the Compensation Committee recommended the payment of discretionary bonuses for Messrs. Larry and Reinmann in the amounts of $335,000 and $13,219, respectively. Under Mr. Reinmann's Employment Agreement, he also received a guaranteed bonus of $141,000 resulting in a total bonus of $154,219 in fiscal 2005. Additionally, the Compensation Committee approved the issuance of restricted stock of 35,000 shares and 7,000 shares to Messrs. Larry and Reinmann, respectively. These shares vest in 3 equal installments beginning on March 31, 2006.

     Mr. Dienst commenced his service as Chief Executive Officer on January 16, 2004. The terms of his Employment Agreement with the Company, dated January 16, 2004, were approved by the Compensation Committee and the full Board of Directors. The base salary, bonus and other terms of this agreement reflect consideration of Mr. Dienst's cash and equity-based compensation as a managing director of his former employer, his extensive experience and reputation in the scrap and metals industry, compensation information provided to the Company by a compensation consultant, publicly available data for similarly situated companies and the views of the Compensation Committee as to an appropriate mix and level of cash and equity-based compensation.

     Under Mr. Dienst's Employment Agreement, the Company will pay him a base salary of at least $750,000 annually and minimum annual bonuses through fiscal 2007. The minimum annual bonus for fiscal 2005 was $750,000. Based on the achievement of bonus targets established at the beginning of the fiscal year, Mr. Dienst also received an additional bonus of $750,000 resulting in a total bonus of $1.5 million in fiscal 2005. The Compensation Committee granted Mr. Dienst 75,000 shares of restricted stock, which will vest in three equal installments beginning on March 31, 2006, in consideration of the Company's strong financial results for fiscal 2005. Other principal terms of Mr. Dienst's Employment Agreement are summarized under the "Employment Contracts, Termination of Employment and Change-in-Control Arrangements" section of this proxy statement.

     Mr. Dienst is also entitled to participate in the Company's 2002 Incentive Stock Plan on generally the same terms and conditions as other officers of the Company.

     In fiscal 2006, we will continue to evaluate the compensation structure applicable to our executives. Our goal will be to continue to align executive compensation with the interests of our shareholders. In that connection, we are mindful of the potential impact of Section 162(m) of the Internal Revenue Code of 1986, as amended, under which a publicly held company such as Metal Management, Inc. will not be allowed a federal income tax deduction for compensation paid to certain executive officers to the extent that compensation exceeds $1 million per officer in any year. Although it is our policy to optimize the deductibility of compensation, we may authorize compensation which may not be fully deductible by the Company. It is not expected that the compensation to be paid to the Company's executive officers for fiscal 2006, other than to Mr. Dienst, will exceed the $1 million limit per officer.

                                          By the Compensation Committee,

                                          Gerald E. Morris, Chairman
                                          John T. DiLacqua
                                          Robert Lewon
                                          Kevin P. McGuinness

                             AUDIT COMMITTEE REPORT

     The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference therein.

     The Audit Committee of the Company is comprised of three non-employee directors, John T. DiLacqua (Chair), Robert Lewon and Gerald E. Morris. Each member is considered independent in accordance with Rule 4350(d)(2) of the listing standards of the NASD.

     The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached hereto as Exhibit A. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to comply with applicable requirements for corporate audit committees, including under the Sarbanes-Oxley Act of 2002 and the NASD rules. The Audit Committee reviews and assesses the adequacy of its charter at least annually.

     As described more fully in its charter, the Audit Committee provides assistance to the Board of Directors in fulfilling its responsibilities in matters relating to accounting and financial reporting practices of the Company and the adequacy of the Company's internal controls, including a review of the qualifications and independence and the appointment of the Company's independent registered public accounting firm. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements contained in the Annual Report on Form 10-K for the fiscal year ended March 31, 2005 with the Company's management and its independent registered public accounting firm, PricewaterhouseCoopers. Management is responsible for the financial statements and the underlying financial reporting processes, including the system of internal accounting controls. PricewaterhouseCoopers is responsible for auditing the Company's annual financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion as to the statements' conformity with generally accepted accounting principles in all material respects. Management and PricewaterhouseCoopers informed the Audit Committee that the Company's audited consolidated financial statements are presented fairly in conformity with generally accepted accounting principles in all material respects.

     During fiscal 2005, the Audit Committee held 14 meetings and met and otherwise communicated with management and with PricewaterhouseCoopers. PricewaterhouseCoopers discussed with the Audit Committee various matters under applicable auditing standards, including information regarding the scope and results of the audit and other matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." In addition, the Audit Committee has discussed with PricewaterhouseCoopers the auditors' independence from the Company and received a written statement from PricewaterhouseCoopers concerning its independence as required by the Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." In connection with this discussion, the Audit Committee also reviewed the fees paid by the Company to PricewaterhouseCoopers for the year ended March 31, 2005. The Audit Committee has considered whether the provisions of non-audit services provided by PricewaterhouseCoopers to the Company are compatible with maintaining the auditors' independence.

     The Audit Committee also discussed with the Company's internal auditors and with PricewaterhouseCoopers the overall scope and plans for their respective audits. The Audit Committee meets periodically with the Company's internal auditors and with PricewaterhouseCoopers, with and without management present, to discuss the results of their examinations, the Company's internal controls over financial reporting and the overall quality of the Company's financial reporting.

     Based on the reviews and discussions referenced above and such other matters deemed relevant and appropriate by the Audit Committee, and subject to the limitations of the Audit Committee's role, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended March 31, 2005.

     During fiscal 2005, management completed the documentation, testing and evaluation of the Company's system of internal controls over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. Throughout the year, management kept the Audit Committee apprised of the progress of its evaluation of internal controls, and the Audit Committee provided oversight of the evaluation process. At the conclusion of the process, management issued a report on the effectiveness of the Company's internal controls over financial reporting contained in the Company's Annual Report on Form 10-K for the year ended March 31, 2005. The Audit Committee reviewed this report and discussed with management and PricewaterhouseCoopers the adequacy of the Company's internal controls over financial reporting. The Audit Committee also reviewed PricewaterhouseCoopers' Report of Independent Registered Public Accounting Firm included in the Form 10-K relating to its audit of management's assessment of the effectiveness of internal controls over financial reporting and the effectiveness of internal controls over financial reporting.

     The Audit Committee has also appointed PricewaterhouseCoopers to audit the Company's financial statements for fiscal 2006 and the Company's internal control over financial reporting as of March 31, 2006.

                                          By the Audit Committee,

                                          John T. DiLacqua, Chairman
                                          Robert Lewon
                                          Gerald E. Morris

                                 CODE OF ETHICS

     The Company strives to conduct its business in accordance with the highest ethical standards and in compliance with all applicable governmental law, rules and regulations. Management adopted a Business Ethics Policy and Code of Conduct (the "Code of Conduct") to help effectuate the Company's goal that all officers, directors and employees act at all times in an honest and ethical manner in connection with their service to the Company. The Code of Conduct is intended to meet the requirement for a code of ethics under the Sarbanes-Oxley Act of 2002 and the listing standards of the Nasdaq Stock Market. The Code of Conduct applies to all of the Company's officers, directors and employees, including senior executive and financial officers. A copy of the Code of Conduct is available under the "Corporate Governance" section of the Company's website at www.mtlm.com.

     The Company also has adopted a Code of Ethics for Senior Executive and Financial Officers (the "Code of Ethics"). The senior executive officers of the Company, including the Company's principal executive officer, principal financial officer and principal accounting officer, are held to an elevated role in complying with the Code of Conduct in their own activities; in ensuring compliance with the Code of Conduct by other employees; and in their commitment to (i) honest and ethical conduct, (ii) full, fair, accurate, timely and understandable disclosure in the Company's public communications, (iii) compliance with applicable governmental law, rules and regulations, (iv) prompt internal reporting of violations of the Code of Ethics and (v) accountability for adherence to the Code of Ethics. A copy of the Code of Ethics is available under the "Corporate Governance" section of the Company's website at www.mtlm.com. The Company will disclose on its website at www.mtlm.com any amendment to, or waiver from, Code of Ethics.

                         STOCK PRICE PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return on the Company's common stock for the period from November 15, 2001 (the date trading activity was first reported for the Company's common stock following the Company's emergence from Chapter 11 bankruptcy) through March 31, 2005 with the cumulative total return of the NASDAQ Composite Index and the Russell 2000 Index.

     As a result of the Chapter 11 bankruptcy, comparisons of the Company's stock performance versus such indices including the period prior to emergence from bankruptcy are not meaningful. The graph assumes that the value of the investment in the Company's common stock was $100 on November 15, 2001, and that all dividends were reinvested.

     It should be noted with respect to the foregoing analysis (i) that the Company's common stock traded on the OTC Bulletin Board until March 17, 2003, and (ii) that the time period for measurement of stockholder returns is relatively short. The foregoing should not be taken as an indication of realizable returns on the Company's common stock either now or in the future.

                              [PERFORMANCE GRAPH]

--------------------------------------------------------------------------------------
                        11/15/2001    3/31/2002    3/31/2003    3/31/2004    3/31/2005
--------------------------------------------------------------------------------------
 Metal Management,
  Inc.                    100.00        116.00       620.00     2,934.00     4,132.94
--------------------------------------------------------------------------------------
 NASDAQ                   100.00         97.02        71.21       105.11       105.80
--------------------------------------------------------------------------------------
 Russell 2000             100.00        113.25        82.71       135.51       142.84
--------------------------------------------------------------------------------------

                                 PROPOSAL NO. 2
                       RATIFICATION OF THE APPOINTMENT OF
                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Unless marked to the contrary, proxies will be voted for the ratification of the appointment of PricewaterhouseCoopers as the Company's independent registered public accounting firm for the fiscal year ending on March 31, 2006. The Audit Committee of the Board of Directors believes that PricewaterhouseCoopers is knowledgeable about the Company's operations and accounting practices and is well qualified to act in the capacity of its independent registered public accounting firm. Therefore, the Audit Committee has appointed PricewaterhouseCoopers to act as the Company's independent registered public accounting firm to audit its consolidated financial statements for the fiscal year ending March 31, 2006. PricewaterhouseCoopers served as the independent registered public accounting firm of the Company for fiscal 2005.

     Representatives of PricewaterhouseCoopers will be present at the Annual Meeting. PricewaterhouseCoopers will have an opportunity to make a statement, if they wish to do so, and will be available to answer appropriate questions from stockholders at that time. Fees billed by PricewaterhouseCoopers were as follows during the last two fiscal years:

                                                              FISCAL 2005   FISCAL 2004
                                                              -----------   -----------
Audit fees(1)...............................................  $1,113,376    $  622,800
Audit related fees(2).......................................           0       102,806
Tax fees(3).................................................     216,305       285,076
                                                              ----------    ----------
          Total.............................................  $1,329,681    $1,010,682
                                                              ==========    ==========

---------------

(1) Audit fees consist of fees paid for the audit of the annual financial statements included in the Form 10-K, review of financial statements included in the Form 10-K, and the audit of the Company's internal control over financial reporting.

(2) Audit related fees consisted principally of audits of financial statements of certain employee benefit plans and review of the Company's registration statements.

(3) Tax fees consisted primarily of the preparation of tax returns and tax advisory services.

     The Audit Committee has adopted a policy requiring pre-approval by the committee of all audit and non-audit services to be provided by PricewaterhouseCoopers. For each proposed service, the independent registered public accounting firm is required to provide detailed back-up documentation at the time of approval to permit the Audit Committee to make a determination whether the provision of such services would impair the independent registered public accounting firms' independence.

     The Company is submitting this matter to a vote of the stockholders in order to permit our stockholders to reflect their views on the Audit Committee's appointment of PricewaterhouseCoopers as the Company's independent registered public accounting firm. If the appointment of PricewaterhouseCoopers is not ratified by the stockholders, the Audit Committee will consider such a vote as advice to select other independent accountants for fiscal 2007, rather than fiscal 2006, because of the difficulty and expense involved in changing independent accountants on short notice.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

                                 PROPOSAL NO. 3
             APPROVAL OF THE ADOPTION OF THE METAL MANAGEMENT, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

     The Board of Directors believes that the Metal Management, Inc. Employee Stock Purchase Plan ("ESPP") will help the Company attract and retain the services of employees and provide added incentive to them by encouraging stock ownership in the Company. Pursuant to the ESPP, employees of the Company and its subsidiaries may purchase shares of common stock at a discount through payroll deductions during generally 3-month offering periods. The ESPP is designed to qualify under Section 423 of the Code.

     The ESPP authorizes the issuance of 1,000,000 shares of common stock. The ESPP, if approved, will allow the Company to provide its employees and the employees of its subsidiaries with a tax-qualified discounted employee stock purchase plan, assisting such employees in acquiring an ownership interest in the Company and providing an incentive for such employees to remain in the employ of the Company and its subsidiaries.

     The Board of Directors therefore believes that it is in the best interests of the Company and its shareholders to approve the ESPP as proposed.

SUMMARY OF THE METAL MANAGEMENT, INC. EMPLOYEE STOCK PURCHASE PLAN

     The following description of the ESPP, as proposed for approval by the shareholders, is qualified in its entirety by and subject to the terms and conditions of the ESPP itself (attached hereto as Exhibit B).

     Eligibility. To be eligible to participate in the ESPP, an employee must be employed by the Company or a subsidiary for more than 20 hours per week, not own 5% or more of the combined voting power or value of the Company's capital stock or that of any related corporation, and have been employed for at least 90 days. Highly compensated employees (as defined in Section 414(q) of the Code) whose annual rate of base pay is at least $170,000, or such other group of highly compensated employees as designated by the ESPP administrator, and non-employee directors of the Company are not eligible to participate in the ESPP.

     In the future, the Board of Directors or the Compensation Committee may make adjustments to these eligibility requirements by (i) reducing the minimum hours per week for eligible employees, (ii) reducing the minimum threshold period of employment or increasing the period, up to a maximum of two years, and
(iii) requiring employees to work a minimum number of months per year, up to a maximum of 5 months. Approximately 1,500 employees are eligible to participate in the ESPP.

     Offering Periods. The ESPP is divided into 3-month offering periods that begin on January 1, April 1, July 1 and October 1 of each year. The first offering period under the ESPP will begin on October 1, 2005 and will end on December 31, 2005. During each offering period, participating employees accumulate funds in an account through payroll deductions. At the end of each offering period, the purchase price is determined and the participating employee's accumulated funds are used to purchase the appropriate number of shares of common stock. In the future, the Board of Directors or the Compensation Committee may establish different beginning and ending dates for offering periods, and may establish one or more purchase periods within an offering period.

     Payroll Deduction Authorization. During the ESPP enrollment period preceding an offering period, an eligible employee may elect to have payroll deductions made from his or her base pay each payroll period at a rate of not less than 1% and not more than 15% of base pay during the offering period, or such other amount as set from time to time by the ESPP administrator.

     A participating employee has the right prior to 10 days before the close of an offering period to revoke his or her deferral election for such offering period and stop payroll deductions he or she previously authorized for the offering period. If an employee so revokes a payroll deduction election, he or she may elect to withdraw the entire balance credited to his or her account for the offering period, without interest, or choose to have his or her account balance applied to the purchase of common stock at the end of the offering period.

     Limitations on the Number of Shares Purchased. Under the ESPP, no employee may purchase more than $25,000 worth of common stock (based on the fair market value of the common stock on the first business day of an offering period) during any calendar year under the ESPP or any other employee stock purchase plan intended to meet the requirements of Code Section 423.

     Purchase Price. The purchase price per share of common stock is 85% of the lesser of (i) the fair market value of the common stock on the first business day of an offering period and (ii) the fair market value of the common stock on the last business day of an offering period.

     Shares Available for Grant. The maximum aggregate number of shares of common stock that may be issued under the ESPP initially will be 1,000,000 shares. This amount is subject to adjustment for stock dividends, stock splits, and other events as provided in the ESPP. The common stock issued under the ESPP will be from authorized but unissued shares of the common stock or shares subsequently acquired by the Company.

     Effect of Termination. Employees have no right to acquire shares under the ESPP upon termination of their employment for any reason prior to the last business day of an offering period. Upon termination of employment, the Company will pay the balance in the employee's account to the employee or to his or her estate. No interest will be paid on such amounts. In the event of a Company-approved leave of absence, a participant may elect to continue participation in the ESPP by making cash payments to the Company; however, such participation only may be continued for the first 90 days of such leave of absence unless the participant's re-employment rights are guaranteed by statute or contract.

     Neither amounts credited to an employee's account nor any rights with regard to the purchase of shares under the ESPP may be assigned, transferred, pledged or otherwise disposed of in any way by the employee, other than by will or the laws of descent and distribution.

     Administration. The Board of Directors or the Compensation Committee will administer the ESPP. If designated by the Board or the Compensation Committee, an executive officer of the Company also may administer the ESPP. The administrator of the ESPP is authorized to administer and interpret the ESPP and to take such action in the administration and operation of the ESPP as it deems equitable under the circumstances. The administrator also has the power to delegate to another person or entity the duty to perform such administrative functions as the administrator deems appropriate under the circumstances.

     Amendment or Termination of the ESPP. The Board of Directors or the Compensation Committee has the power to amend, suspend or terminate the ESPP, except that the Board of Directors or the Compensation Committee may not amend the ESPP without shareholder approval if such approval is required by Code
Section 423. The Board of Directors or the Compensation Committee also may terminate an offering period under the ESPP at any time, subject to certain limitations specified in the ESPP.

     Corporate Transactions. In the event of a merger, consolidation or other corporate transaction as a result of which Company shareholders receive cash, stock or other property in exchange for their common stock, the offering period during which an employee may purchase stock will be shortened to a specified date before such proposed transaction, unless the successor agrees to assume the Company's obligations under the ESPP.

     In the event of a proposed liquidation or dissolution of the Company, the offering period during which an employee may purchase stock will be shortened to a specified date before the date of the proposed liquidation or dissolution.

     Federal Income Tax Consequences. The Company intends that the ESPP qualify as an "employee stock purchase plan" under Code Section 423. The following discussion summarizes the material federal income tax consequences to the Company and the participating employees in connection with the ESPP under existing applicable provisions of the Code and the accompanying regulations. The discussion is general in nature and does not address issues relating to the income tax circumstances of any individual employee. The discussion is based on federal income tax laws in effect on the date of this proxy statement and is, therefore, subject to possible future changes in the law. The discussion does not address the consequences of state, local or foreign tax laws.

     Under the Code, the Company is deemed to grant employee participants in the ESPP an "option" on the first business day of each offering period to purchase a maximum number of shares of common stock determined by dividing $6,250 (or such other amount as set by the ESPP administrator) by the fair market value of a share of stock on the first business day of the offering period. On the last business day of each 3-month offering period, the purchase price is determined and the employee is deemed to have exercised the "option" and purchased the number of shares of common stock his or her accumulated payroll deductions will purchase at the purchase price.

     If the common stock acquired under the ESPP is disposed of after the later of (i) 2 years after the deemed "option" is granted (the first business day of an offering period) and (ii) 1 year after the deemed "option" is exercised and the common stock is purchased (the last business day of an offering period), the employee recognizes ordinary income to the extent of the lesser of (a) 15% of the fair market value of the common stock at the time the deemed "option" was granted and (b) the amount by which the fair market value of the common stock at the time of the disposition exceeded the "option price." The "option price" is equal to 85% of the lesser of the fair market value of the common stock on the first business day of the offering period and the fair market value of the common stock on the last business day of the offering period. Thus, the maximum amount of gain taxable as ordinary income is the amount of the 15% discount as of the first business day of the offering period. Any further gain is taxed at capital gain rates. If the sale price is less than the option price, there is no ordinary income and the employee recognizes long-term capital loss.

     When an employee sells the common stock before the expiration of the required holding periods, the employee generally recognizes ordinary income equal to the excess of the fair market value of the common stock at the date the option was exercised (the last business day of an offering period) over the price actually paid for the common stock, regardless of the price at which the common stock is sold, and any additional gain will be capital gain, either short-term or long-term, depending on the employee's holding period for the shares. If the sale price is less than the fair market value of the common stock at the date of exercise, then the employee will have a capital loss equal to such difference, either short-term or long-term, depending on the employee's holding period.

     Even though an employee who meets the requisite holding periods must treat part of his or her gain on a disposition of the common stock as ordinary income, the Company may not take a tax deduction for such amount. However, if an employee disposes of common stock before the end of the requisite holding period, the amount of income that the employee must report as ordinary income generally will qualify as tax deductible for the Company for the year of such disposition.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE ADOPTION OF THE METAL MANAGEMENT, INC. EMPLOYEE STOCK PURCHASE PLAN.

                             STOCKHOLDER PROPOSALS

     Any stockholder who wishes to submit a proposal for consideration at the Company's 2006 Annual Meeting of stockholders must submit the proposal to the Company, 500 North Dearborn Street, Suite 405, Chicago, Illinois 60610,
Attention: Corporate Secretary. A stockholder's proposal must be received not later than April 5, 2006 for inclusion, if appropriate, in the Company's proxy statement and form of proxy relating to its 2006 Annual Meeting.

     Under the amended and restated bylaws of the Company, nominations for the election of directors may be made, and other business before an annual meeting of stockholders may be brought, by any stockholder entitled to vote in the election of directors, but only if written notice of such stockholder's intent to make such nominations has been received by the Secretary of the Company at the Company's principal executive office not less than 90 days nor more than 120 days prior to the first anniversary date of the immediately preceding annual meeting; provided, however, that in the event the annual meeting is called for a date which is not within 60 days before or after such anniversary date, notice by the stockholder, to be timely, must be received no later than the close of business on the fifteenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever occurs first. The stockholder's notice must set forth: (i) with respect to each proposed nominee, name, age, business and residential address, principal occupation or employment, class and number of shares of stock of the Company beneficially owned, a description of all arrangements or understandings between such stockholder and such nominee, any other information that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended, such other information as may be reasonably required by the Company to determine the eligibility of such nominee to serve as a director and such nominee's written consent to serve as a director if so elected; (ii) as to any other business that such stockholder proposes to bring before the annual meeting, a description of the business desired to be brought before the meeting in sufficient detail for such business to be summarized in the agenda for the meeting, the reasons for conducting such business at the meeting, and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (iii) with respect to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, the name and address of, and class and number of shares of the Company that are beneficially owned, by such stockholder and any such beneficial owner. Notwithstanding compliance with the foregoing procedure, no person proposed to be nominated to the Board of Directors by a stockholder pursuant to this procedure shall become a nominee and no other business shall be considered at the meeting unless the stockholder who has provided the notice, or his proxy, nominates such person or introduces such business at the meeting. The presiding officer of the meeting shall, if the facts warrant, refuse to acknowledge the nomination of any person or the consideration of business not made in compliance with the foregoing procedure.

STOCKHOLDER COMMUNICATIONS WITH BOARD OF DIRECTORS

     The Board of Directors maintains a process by which the Company's stockholders can communicate with the directors in writing. Any stockholder who wants to communicate with the Board of Directors, or any one of the directors, may transmit correspondence by mail, facsimile or email, addressed as follows:

       Board of Directors [or name of individual director]
        c/o Corporate Secretary -- Robert C. Larry
        Metal Management, Inc.
        500 North Dearborn Street, Suite 405,
        Chicago, Illinois 60610
        Fax: (312) 645-0700
       Email: rlarry@mtlm.com

     The correspondence should indicate that you are a stockholder of the Company. Depending on the subject matter of the letter, the Secretary or his designee will:

     - Forward the communication to the Board of Directors or the director or directors to whom it is addressed;

     - Attempt to have management address the inquiry directly; or

     - Not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

     At each board meeting, a member of management will present a summary of all communications received since the last meeting that were not forwarded and makes those communications available to the directors upon request.

                                 OTHER MATTERS

     The Board of Directors is not aware of any business or matter other than those indicated above which may properly be presented at the meeting. If, however, any other matter properly comes before the meeting, the proxy holders will, in their discretion, vote thereon in accordance with their best judgment.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          /s/ Robert C. Larry
                                          ROBERT C. LARRY
                                          Executive Vice President, Finance,
                                          Chief Financial Officer, Treasurer and
                                          Secretary

                                                                       EXHIBIT A

                             METAL MANAGEMENT, INC.

                            AUDIT COMMITTEE CHARTER

     The Board of Directors (the "Board") of Metal Management, Inc. (the "Company") has heretofore constituted and established an Audit Committee (the "Audit Committee") with authority, responsibility and specific duties as described in the Audit Committee Charter (the "Charter"). This document replaces and supersedes in its entirety the previous Charter of the Audit Committee adopted by the Board. This Charter is intended to be flexible so that the Audit Committee is able to meet changing conditions. The Audit Committee is authorized to take such further actions as are consistent with the following described responsibilities and to perform such other actions as applicable law, the Company's constituent documents and the Board may require.

     The Audit Committee, including the Chairman of the Audit Committee, shall be elected by the Board and shall be comprised of not less than three directors, each of whom is independent as defined by Section 10A(m)(3) of the Securities Exchange Act of 1934 and the regulations thereunder and by the NASDAQ National Market System (the "NASDAQ"). The Audit Committee, including the composition of its membership, shall at all times be in compliance with the rules and regulations issued from time to time by any authorities having jurisdiction over its affairs, including the United States Securities and Exchange Commission (the "SEC"), the National Association of Securities Dealers, Inc. and the NASDAQ.

     The Audit Committee is appointed by the Board for the purpose of overseeing the accounting and financial reporting processes of the Company, press releases relating to financial reporting of the Company and the audits of the financial statements of the Company. The Audit Committee is also appointed to assist the Board in fulfilling its responsibilities in matters relating to accounting and financial reporting practices of the Company and the adequacy of the Company's internal controls.

     The Audit Committee shall have the authority (but shall not be required) to retain special legal, accounting or other consultants to advise the Audit Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Audit Committee may also meet with the Company's bankers, investment bankers or any financial analysts who follow the Company. The Company will provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to any counsel, consultants or other advisors employed by the Audit Committee.

     The Audit Committee shall make periodic reports to the Board. With regard to its responsibilities, the Audit Committee shall:

          1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

          2. Review the annual audited financial statements (with management and separately with the independent auditor out of the presence of management), including major issues regarding accounting and auditing principles and practices that could significantly affect the Company's financial statements; and review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

          3. Review and discuss with management, internal audit and the independent auditor the Company's annual assessment of internal control over financial reporting, the independent auditor's conclusions with respect to the audits of management's assessment and the design and operating effectiveness of internal control over financial reporting including significant deficiencies or material weaknesses in internal controls that could significantly affect the Company's financial statements.

          4. Review with management and the independent auditor the Company's quarterly financial statements, including the results of the independent auditor's reviews of the quarterly financial statements, prior to the public release of financial information.

          5. Review with management and the independent auditor the effect of regulatory and accounting initiatives as well as any material off-balance sheet structures on the Company's financial statements.

          6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

          7. Establish procedures for the evaluation of the Company's major financial risk exposures and meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

          8. Ensure receipt from the outside, independent auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, and actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor.

          9. Take, or recommend that the full board take, appropriate action to oversee the independence of the outside auditor.

          10. Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications and performance of the independent auditor.

          11. Appoint the independent auditor, which firm shall report directly to the Audit Committee and is ultimately accountable to the Audit Committee and the Board.

          12. Review any appointments and replacements of the Vice President of Internal Audit.

          13. Approve the proposed scope of the independent auditor's annual audit plan and fees for such services, including the procedures to be followed, as well as the program for coordination of the independent and internal audit efforts.

          14. Approve any engagement of the independent auditor to provide non-audit services and the fees for such services.

          15. Discuss with the independent auditor material issues on which the national office of the independent auditor was consulted by the Company's audit team.

          16. Review and discuss with management and the independent auditor any proposal for hiring any key employee of the independent auditor who was engaged on the Company's account.

          17. Review the significant reports to management prepared by the internal auditing department and management's responses.

          18. Discuss with the independent auditor the matters required to be discussed by the Statements on Auditing Standards No. 61, 89 and 90 relating to the conduct of the audit.

          19. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter, including any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, and any disagreements with management.

          20. Review with the independent auditor and management any changes required in the scope of internal audit department's activities, and the internal audit department responsibilities, budget and staffing.

          21. Prepare the report required by the rules of the SEC to be included in the Company's annual proxy statement.

          22. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

          23. Review with management any matters that may have a material impact on the financial statements, including the Company's compliance policies, any material reports or inquiries received from regulators or governmental agencies and any employee complaints or published reports.

          24. Approve the expenses and fees paid to any legal, accounting or other advisers retained by the Audit Committee.

          25. Review, approve and monitor the Company's Business Ethics Policy and Code of Conduct and the Code of Ethics for Senior Executives and Financial Officers.

          26. Review and approve any related-party transactions between the Company and any of its subsidiaries and an officer or director of the Company.

          27. Review actual and potential conflicts of interest of Board members and corporate officers, and clear any involvement of such persons in matters that may involve a conflict of interest or corporate opportunity.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles, nor is it the duty of the Audit Committee to assure compliance with laws and regulations. Management is responsible for determining that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The independent auditor is responsible for conducting an audit of the Company's financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States).

                                                                       EXHIBIT B

                             METAL MANAGEMENT, INC.

                          EMPLOYEE STOCK PURCHASE PLAN

                               TABLE OF CONTENTS

                                                                                PAGE
                                                                                ----
sec. 1.    PURPOSE............................................................   B-4
sec. 2.    DEFINITIONS........................................................   B-4
           2.1    Account.....................................................   B-4
           2.2    Board.......................................................   B-4
           2.3    Business Day................................................   B-4
           2.4    Code........................................................   B-4
           2.5    Committee...................................................   B-4
           2.6    Company.....................................................   B-4
           2.7    Compensation................................................   B-4
           2.8    Eligible Employee...........................................   B-4
           2.9    Enrollment Period...........................................   B-4
           2.10   Exercise Date...............................................   B-5
           2.11   Fair Market Value...........................................   B-5
           2.12   1933 Act....................................................   B-5
           2.13   1934 Act....................................................   B-5
           2.14   Offering Period.............................................   B-5
           2.15   Participating Employee......................................   B-5
           2.16   Participating Employer......................................   B-5
           2.17   Plan........................................................   B-5
           2.18   Plan Administrator..........................................   B-5
           2.19   Purchase Price..............................................   B-5
           2.20   Recordkeeper................................................   B-5
           2.21   Stock.......................................................   B-5
           2.22   Stock Purchase Form.........................................   B-5
           2.23   Subsidiary..................................................   B-5
sec. 3.    SHARES RESERVED UNDER THE PLAN.....................................   B-5
sec. 4.    EFFECTIVE DATE.....................................................   B-6
sec. 5.    PLAN ADMINISTRATOR.................................................   B-6
sec. 6.    PARTICIPATION......................................................   B-6
           6.1    Requirements................................................   B-6
           6.2    Continuing Authorization....................................   B-6
           6.3    Termination.................................................   B-6
sec. 7.    GRANTING OF OPTIONS................................................   B-6
           7.1    General Rule................................................   B-6
           7.2    Statutory Limitation........................................   B-7
           7.3    Insufficient Number of Shares of Stock......................   B-7
sec. 8.    METHOD OF PAYMENT..................................................   B-7
           8.1    Initial Authorization.......................................   B-7
           8.2    Continuing Election.........................................   B-7
           8.3    Election Amendment..........................................   B-7
           8.4    Election Revocation and Withdrawal Rights...................   B-7

                                                                                PAGE
                                                                                ----
           8.5    Account Credits, General Assets and Taxes...................   B-8
           8.6    No Cash Payments............................................   B-8
sec. 9.    EXERCISE OF OPTION.................................................   B-8
           9.1    General Rule................................................   B-8
           9.2    Automatic Refund............................................   B-8
           9.3    Delivery of Stock...........................................   B-8
sec. 10.   TERMINATION OF EMPLOYMENT..........................................   B-9
           10.1   General Rule................................................   B-9
           10.2   Leaves of Absence...........................................   B-9
sec. 11.   TRANSFERABILITY....................................................   B-9
sec. 12.   ADJUSTMENT.........................................................   B-9
sec. 13.   CORPORATE TRANSACTIONS.............................................   B-9
sec. 14.   SECURITIES REGISTRATION............................................   B-9
sec. 15.   AMENDMENT OR TERMINATION...........................................  B-10
MISCELLANEOUS.................................................................  B-10
           16.1   Shareholder Rights..........................................  B-10
           16.2   No Contract of Employment...................................  B-10
           16.3   Withholding.................................................  B-10
           16.5   Construction................................................  B-10
           16.6   Rule 16b-3..................................................  B-11

                                    SEC. 1.

                                    PURPOSE

     The primary purpose of this Plan is to encourage Stock ownership by each Eligible Employee of the Company by permitting the purchase of Stock at a discount that is permissible under sec. 423 of the Code. The Company intends that this Plan constitute an "employee stock purchase plan" within the meaning of sec. 423 of the Code and, further, intends that any ambiguity in this Plan or any related offering be resolved to effect such intent.

                                    SEC. 2.

                                  DEFINITIONS

     2.1 Account -- means the separate bookkeeping account that shall be established and maintained by the Plan Administrator for each Participating Employee for each Offering Period to record the payroll deductions made on his or her behalf to purchase Stock under this Plan.

     2.2  Board -- means the Board of Directors of the Company.

     2.3 Business Day -- means a day that the NASDAQ National Market is open if the Stock is listed on such exchange.

     2.4  Code -- means the Internal Revenue Code of 1986, as amended.

     2.5  Committee -- means the Compensation Committee of the Board.

     2.6 Company -- means Metal Management, Inc., a corporation incorporated under the laws of the State of Delaware, and any successor to Metal Management, Inc.

     2.7 Compensation -- means a Participating Employee's base pay, unless otherwise uniformly defined by the Plan Administrator on a prospective basis.

     2.8 Eligible Employee -- means each employee of the Company or a Subsidiary except --

          (a) an employee who customarily is employed (within the meaning of Code sec. 423(b)(4)(B)) 20 hours or less per week by the Company or such Subsidiary,

          (b) an employee who has not been continuously employed (within the meaning of Code sec. 423(b)(4)(A)) by the Company or such Subsidiary for at least 90 days,

          (c) an employee who would own (immediately after the grant of an option under this Plan) stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company based on the rules set forth in sec. 423(b)(3) and sec. 424 of the Code, and

          (d) any highly compensated employee (within the meaning of Code
     Section 414(q)) whose annual Compensation rate is at least $170,000, or other group of highly compensated employees as designated by the Plan Administrator.

The Plan Administrator may from time to time prior to an Enrollment Period adjust the foregoing eligibility requirements by (1) reducing the minimum hours per week threshold under sec. 2.8(a), (2) reducing or increasing (up to a maximum of 2 years) the minimum period of employment under sec. 2.8(b), and (3) requiring employees to be customarily employed for a minimum number of months per year (not to exceed 5 months).

     2.9 Enrollment Period -- means the period set by the Plan Administrator which precedes the beginning of the related Offering Period and which shall continue for no more than 15 days or such other period as set from time to time by the Plan Administrator.

     2.10 Exercise Date -- means for each Offering Period the last Business Day of such Offering Period or such other day or days as within such Offering Period as may be set by the Plan Administrator.

     2.11 Fair Market Value -- means (1) the closing price on any date for a share of Stock as reported by the NASDAQ National Market or, if no such closing price is available on such date, (2) such closing price as so reported for the immediately preceding day by the NASDAQ National Market, or, if no newspaper or trade journal reports such closing price or if no such price quotation is available, (3) the price that the Plan Administrator acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

     2.12  1933 Act -- means the Securities Act of 1933, as amended.

     2.13  1934 Act -- means the Securities Exchange act of 1934, as amended.

     2.14 Offering Period -- means each calendar quarter or such other period as set from time to time by the Plan Administrator, however in no event will any Offering Period be longer than 27 months.

     2.15 Participating Employee -- means for each Offering Period each Eligible Employee who is employed by a Participating Employer and who has satisfied the requirements set forth in sec. 6 of this Plan for such Offering Period.

     2.16 Participating Employer -- means for each Offering Period, the Company and each Subsidiary that the Plan Administrator designates as a Participating Employer for such Offering Period.

     2.17 Plan -- means this Metal Management, Inc. Employee Stock Purchase Plan as in effect on the Effective Date and as thereafter amended from time to time.

     2.18 Plan Administrator -- means the Board or the Committee or an executive officer so designated by the Board or the Committee.

     2.19 Purchase Price -- means for each Offering Period the lesser of 85% of the Fair Market Value for a share of Stock on the first Business Day of such Offering Period or 85% of the Fair Market Value for a share of Stock on the last Business Day of such Offering Period.

     2.20 Recordkeeper -- means the entity selected by the Plan Administrator to provide administrative services under this Plan.

     2.21 Stock -- means the common stock of the Company, $0.01 par value per share.

     2.22 Stock Purchase Form -- means the form that an Eligible Employee shall be required to properly complete in writing and timely file with the Plan Administrator before the end of an Enrollment Period in order to purchase Stock under this Plan for the related Offering Period and which shall require an Eligible Employee to provide such information and to take such action as the Plan Administrator in his or her discretion deems necessary or helpful to the orderly administration of this Plan, including authorizing payroll deductions to purchase Stock under this Plan.

     2.23 Subsidiary -- means each corporation which is a subsidiary of the Company (within the meaning of sec. 424(f) of the Code).

                                    SEC. 3.

                         SHARES RESERVED UNDER THE PLAN

     There shall be (subject to sec. 12) a total of 1,000,000 shares of Stock reserved for issuance upon the exercise of options granted under this Plan as of the Effective Date. All such shares of Stock shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock or from shares of Stock which have been reacquired by the Company. The proceeds which the Company receives from the sale of any shares of Stock under this Plan shall be used for general corporate purposes and shall be added to the general funds of the Company.

                                    SEC. 4.

                                 EFFECTIVE DATE

     The effective date of this Plan shall be the date the Board acts to adopt this Plan if the shareholders of the Company at any time within 12 months before or after such date approve such adoption of this Plan.

                                    SEC. 5.

                               PLAN ADMINISTRATOR

     This Plan shall be administered by the Plan Administrator. The Plan Administrator acting in the Plan Administrator's absolute discretion shall exercise such powers and take such action as expressly called for under this Plan and, further, the Plan Administrator shall have the power to interpret this Plan and to take such other action in the administration and operation of this Plan as the Plan Administrator deems equitable under the circumstances, which action shall be binding on the Company, on each affected Participating Employee and Participating Employer and on each other person directly or indirectly affected by such action. The Plan Administrator shall have the power to delegate to the Recordkeeper, or to any other person or entity, the duty to perform such administrative functions as it deems appropriate under the circumstances. Any person to whom the duty to perform an administrative function is delegated shall act on behalf of and shall be responsible to the Plan Administrator for such function.

                                    SEC. 6.

                                 PARTICIPATION

     6.1 Requirements. Each Eligible Employee who is employed by a Participating Employer during an Enrollment Period shall satisfy the requirements to be a Participating Employee for the related Offering Period if

          (a) he or she has properly completed and filed a Stock Purchase Form with the Plan Administrator on or before the last day of such Enrollment Period to purchase shares of Stock pursuant to options granted under this Plan, and

          (b) his or her employment as an Eligible Employee continues uninterrupted throughout the period which begins on the date he or she properly completed and filed the Stock Purchase Form with the Plan Administrator and ends on the first day of the related Offering Period, and no Eligible Employee's employment shall be treated as interrupted by a transfer directly between the Company and any Subsidiary or between one Subsidiary and another Subsidiary.

     6.2 Continuing Authorization. Any election made on a Stock Purchase Form shall continue in effect until amended under sec. 8.3 or revoked under sec. 8.4.

     6.3 Termination. A Participating Employee's status as such shall terminate for an Offering Period (for which he or she has an effective election under a Stock Purchase Form) at such time as his or her account is withdrawn under sec. 8.4 or his or her employment terminates under sec. 10.

                                    SEC. 7.

                              GRANTING OF OPTIONS

     7.1 General Rule. Subject to sec. 7.2 and sec. 7.3, each Participating Employee for each Offering Period automatically shall be granted an option as of the first Business Day of such Offering Period to purchase at the Purchase Price a maximum number of whole shares of Stock, which number shall be determined by dividing $6,250.00 (or such other amount as set from time to time by the Plan Administrator) by the Fair Market Value of a share of Stock on the first Business Day of such Offering Period.

     7.2 Statutory Limitation. No option granted under this sec. 7 to any Eligible Employee shall permit his or her rights to purchase shares of Stock under this Plan or under any other employee stock purchase plan (within the meaning of sec. 423 of the Code) established by the Company or any Subsidiary to accrue (within the meaning of sec. 423(b)(8) of the Code) at a rate that exceeds $25,000 of the Fair Market Value of such Stock for any calendar year.

     7.3 Insufficient Number of Shares of Stock. If the number of shares of Stock reserved for purchase for any Offering Period is insufficient to cover the number of shares that Participating Employees elect to purchase on the Exercise Date for such Offering Period, then the number of shares of Stock that each Participating Employee has a right to purchase at the end of such Offering Period shall be reduced to the number of shares of Stock that the Plan Administrator shall determine by multiplying the number of shares of Stock reserved under this Plan by a fraction, the numerator of which shall be the number of shares of Stock which such Participating Employee elected to purchase at the end of such Offering Period and the denominator of which shall be the total number of shares of Stock that all Participating Employees elected to purchase at the end of such Offering Period.

                                    SEC. 8.

                               METHOD OF PAYMENT

     8.1 Initial Authorization. Each Participating Employee's initial election on a Stock Purchase Form shall specify the amount, if any, that he or she authorizes his or her Participating Employer to deduct from his or her Compensation each pay period (determined in accordance with such Participating Employer's standard payroll policies and practices) during the Offering Period for which the election made on such form is in effect; provided

          (a) the minimum amount elected to be deducted from a Participating Employee's Compensation during any pay period in an Offering Period shall not be less than 1% of the Participating Employee's base pay during the pay period, and

          (b) the maximum amount elected to be deducted from a Participating Employee's Compensation during any pay period in an Offering Period shall not exceed the lesser of 15% of the Participating Employee's base pay during the pay period or such other amount as set from time to time by the Plan Administrator.

     8.2 Continuing Election. An election made on a Stock Purchase Form once timely filed under sec. 6.1 shall continue in effect until amended under sec. 8.3 or revoked under sec. 8.4.

     8.3 Election Amendment. An election made on a Stock Purchase Form may be amended during any Enrollment Period and such amendment shall be effective for the related Offering Period if timely filed under sec. 6.1. Unless otherwise uniformly authorized for Participating Employees by the Plan Administrator on a prospective basis, a Participating Employee may not amend a payroll deduction election for an Offering Period during such Offering Period, but may revoke an election pursuant to sec. 8.4.

     8.4  Election Revocation and Withdrawal Rights.

     (a) Revocation. A Participating Employee shall have the right during any Offering Period to revoke an election made on a Stock Purchase Form, and stop the payroll deductions that he or she previously had authorized for such Offering Period, if he or she files an election revocation with the Plan Administrator on a Stock Purchase Form 10 days before the Exercise Date for such Offering Period. In such case, payroll deductions shall stop as soon as practicable after the Plan Administrator actually receives the election revocation.

     (b) Withdrawal. If a Participating Employee revokes his or her election, he or she may elect to withdraw the entire balance credited to his or her Account for such Offering Period without interest, and any such election shall be made on a Stock Purchase Form. If a Participating Employee makes such a withdrawal election, such balance shall be paid to him or her in cash (without interest) as soon as practicable after the

Plan Administrator receives his or her withdrawal election on a Stock Purchase Form. If no such election is made, such Account balance shall be applied to exercise his or her option under sec. 9.

     8.5 Account Credits, General Assets and Taxes. Each payroll deduction made for a Participating Employee shall be credited to his or her Account as of the pay day as of which the deduction is made. A Participating Employee's payroll deductions will begin on the first payroll paid following the first Business Day in the Offering Period. All payroll deductions shall be held by the Company or by one, or more than one, Subsidiary (as determined by the Plan Administrator) as part of the general assets of the Company or any such Subsidiary, and each Participating Employee's right to the amounts credited to his or her Account shall be those of a general and unsecured creditor. No interest will accrue on a Participating Employee's contributions to this Plan. The Company or such Subsidiary shall have the right to withhold on payroll deductions to the extent such person deems necessary or appropriate to satisfy applicable tax laws.

     8.6 No Cash Payments. No Participating Employee may make any contribution to his or her Account except through payroll deductions made in accordance with this sec. 8, unless the Participating Employee is on leave of absence and his or her employment relationship is treated as continuing intact as provided under sec. 10.2, in which case the Participating Employee may elect to make cash payments to the Company in lieu of payroll deductions during such leave of absence in the amount of his or her authorized payroll deduction election.

                                    SEC. 9.

                               EXERCISE OF OPTION

     9.1 General Rule. Each Participating Employee automatically shall be deemed to exercise his or her option granted for each Offering Period on the related Exercise Date for the purchase of as many whole shares of Stock subject to such option as the balance credited to his or her Account as of that date will purchase at the Purchase Price for such shares of Stock.

     9.2 Automatic Refund. If a Participating Employee's Account has a remaining balance after his or her option has been exercised as of an Exercise Date under this sec. 9, such balance automatically shall be refunded to the Participating Employee in cash (without interest) as soon as practicable following such Exercise Date unless such balance is attributable to a fractional share, in which event such Account balance will be carried forward (without interest) to the immediately following Offering Period.

     9.3 Delivery of Stock. As soon as practicable after each Exercise Date, the Plan Administrator will cause shares of Stock issued upon exercise of Participating Employee's option to be registered in book-entry form in the Participating Employee's name. The Recordkeeper shall record the purchase of Stock to a separate bookkeeping account established and maintained by the Recordkeeper for the Participating Employee (the Participating Employee's "Share Account"). The Recordkeeper shall provide periodic statements to each Participating Employee or former Participating Employee of the number of shares of Stock held for his or her Share Account and of the dividends paid on those shares. A Participating Employee or former Participating Employee may request the Recordkeeper deliver to the Participating Employee or former Participating Employee certificates representing all of the shares of Stock credited to his or her Share Account. Such certificates shall be provided at the Participating Employee's or former Participating Employee's expense. Any request for a certificate shall be treated as a request for Stock certificates for all shares of Stock credited to the Participating Employee's or former Participating Employee's Share Account. No Participating Employee (or any person who makes a claim through a Participating Employee) shall have any interest in any shares of Stock subject to an option until such option has been exercised and the related shares of Stock actually have been registered.

                                    SEC. 10.

                           TERMINATION OF EMPLOYMENT

     10.1 General Rule. If a Participating Employee's employment as an Eligible Employee terminates on or before the Exercise Date for an Offering Period for any reason whatsoever, his or her Account shall be distributed as if he or she had elected to withdraw his or her Account in cash under sec. 8.4 immediately before the date his or her employment had so terminated. However, if a Participating Employee is transferred directly between the Company and a Subsidiary or between one Subsidiary and another Subsidiary while he or she has an Stock Purchase Form election in effect, his or her employment shall not be treated as terminated merely by reason of such transfer and any such Stock Purchase Form election shall (subject to all the terms and conditions of this Plan) remain in effect after such transfer for the remainder of such Offering Period.

     10.2 Leaves of Absence. For purposes of sec. 10.1, a Participating Employee's employment relationship will be treated as continuing intact while the individual is on military leave, sick leave, or other bona fide leave of absence if the period of such leave does not exceed 3 months, or if longer, so long as the individual's right to reemployment with the Company or a Subsidiary is provided either by statute or by contract.

                                    SEC. 11.

                                TRANSFERABILITY

     Neither the balance credited to a Participating Employee's Account nor any rights to the exercise of an option or to receive shares of Stock under this Plan shall be transferable other than by will or by the laws of descent and distribution, and any option shall be exercisable during a Participating Employee's lifetime only by the Participating Employee.

                                    SEC. 12.

                                   ADJUSTMENT

     The number, kind or class (or any combination thereof) of shares of Stock reserved under sec. 3, and the Purchase Price of such shares of Stock as well as the number, kind or class (or any combination thereof) of shares of Stock subject to grants under this Plan shall be adjusted by the Plan Administrator in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to such changes as stock dividends or stock splits.

                                    SEC. 13.

                             CORPORATE TRANSACTIONS

     In the event of (1) a merger, consolidation or other corporate transaction as a result of which shareholders of the Company receive cash, stock or other property in exchange for their Stock or (2) a proposed liquidation or dissolution of the Company, any Offering Period then in progress will be shortened, and the Exercise Date for such Offering Period accelerated, to a specified date before such corporate transaction, liquidation or dissolution, unless the successor entity agrees to assume the Company's obligations under this Plan.

                                    SEC. 14.

                            SECURITIES REGISTRATION

     As a condition to the receipt of shares of Stock under this Plan, an Eligible Employee shall, if so requested by the Company, agree to hold such shares of Stock for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Furthermore, if so requested by the Company, the

Eligible Employee shall make a written representation to the Company that he or she will not sell or offer for sale any of such Stock unless a registration statement shall be in effect with respect to such Stock under the 1933 Act and any applicable state securities law or the Eligible Employee shall have furnished to the Company an opinion in form and substance satisfactory to the Company of legal counsel satisfactory to the Company that such registration is not required. Any certificates representing shares of Stock issued pursuant to this Plan may at the discretion of the Company bear a legend to the effect that such Stock has not been registered under the 1933 Act or any applicable state securities law and that such Stock cannot be sold or offered for sale in the absence of an effective registration statement as to such Stock under the 1933 Act and any applicable state securities law or an opinion in form and substance satisfactory to the Company of legal counsel satisfactory to the Company that such registration is not required.

                                    SEC. 15.

                            AMENDMENT OR TERMINATION

     This Plan may be amended by the Board or the Committee from time to time to the extent that the Board or the Committee deems necessary or appropriate in light of, and consistent with, sec. 423 of the Code, and any such amendment shall be subject to the approval of the Company's shareholders to the extent such approval is required under sec. 423 of the Code or to the extent such approval is required to satisfy any requirements under other applicable law. The Board or the Committee also may terminate this Plan or any offering made under this Plan at any time; provided, however, the Board or the Committee shall not have the right to modify, cancel, or amend any option outstanding after the beginning of an Offering Period unless (1) each Participating Employee consents in writing to such modification, amendment or cancellation, (2) such modification only accelerates the Exercise Date for the related Offering Period or (3) the Board or the Committee acting in good faith deems that such action is required under applicable law.

                                    SEC. 16.

                                 MISCELLANEOUS

     16.1 Shareholder Rights. No Participating Employee shall have rights as a shareholder of the Company as a result of the grant of an option until such option has been exercised and the related shares of Stock actually have been registered.

     16.2 No Contract of Employment. The grant of an option to a Participating Employee under this Plan shall not constitute a contract of employment and shall not confer on a Participating Employee any rights upon his or her termination of employment.

     16.3 Withholding. Each option shall be made subject to the condition that the Participating Employee consents to whatever action the Plan Administrator directs to satisfy the federal and state tax withholding requirements, if any, that the Plan Administrator in its discretion deems applicable to the exercise of such option.

     16.4 Notice of Disqualifying Disposition. A Participating Employee or Former Participating Employee shall notify the Company if within two years after the date of grant of his or her option for an Offering Period, the Participating Employee or former Participating Employee disposes of shares of Stock acquired on the related Exercise Date that are represented by certificates which have been delivered by the Recordkeeper. Such notice shall state the date of disposition, the number of shares disposed of, the nature of the disposition and the price, if any, received for the shares upon disposition.

     16.5 Construction. All references to sections (sec.) are to sections (sec.) of this Plan unless otherwise indicated. This Plan shall be construed under the laws of the State of Delaware. Finally, each term set forth in sec. 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

     16.6 Rule 16b-3. The Plan Administrator shall have the right to amend any option to withhold or otherwise restrict the transfer of any Stock or cash under this Plan to an Eligible Employee as the Plan Administrator deems appropriate in order to satisfy any condition or requirement under Rule 16b-3 to the extent Rule 16 of the 1934 Act might be applicable to such grant or transfer.

     IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Plan to evidence its adoption of this Plan.

                                          METAL MANAGEMENT, INC.

                                          By:
                                            ------------------------------------

Date:

                             METAL MANAGEMENT, INC.
    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]


1.       ELECTION OF DIRECTORS -                             For      Withhold    For all
         Nominees: Daniel W. Dienst; John T. DiLacqua;       All      All         Except
         Robert Lewon; Kevin P. McGuinness;                  [ ]        [ ]         [ ]
         Gerald E. Morris

         ---------------------------------
         (Except nominees written above)

2.       Proposal to ratify the appointment of               For      Against     Abstain
         PricewaterhouseCoopers LLP as the                   [ ]        [ ]         [ ]
         independent registered public accounting firm
         of the Company for the fiscal year ending
         March 31, 2006.

3.       Proposal to approve the adoption of the Metal       For      Against     Abstain
         Management, Inc. Employee Stock Purchase Plan.      [ ]        [ ]         [ ]

4. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
MANNER DIRECTED HEREIN BY THE UNDERSIGNED
STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE
VOTED FOR PROPOSALS 1, 2 AND 3.

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as executor, trustee, guardian or in another representative capacity, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a limited liability company, please sign in the name of the company by an authorized person. If a partnership, please sign in partnership name by an authorized person.


Date
    --------------------------, 2005

Title
     --------------------------------------------------------------------------

Signature(s)
            -------------------------------------------------------------------

-------------------------------------------------------------------------------

If signing as attorney, executor, administrator, trustee or guardian on behalf of an entity (corporation, partnership, etc.), please indicate office or capacity.



                              FOLD AND DETACH HERE

                             YOUR VOTE IS IMPORTANT!

         PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

PROXY                                                                      PROXY

                             METAL MANAGEMENT, INC.
                           500 NORTH DEARBORN STREET
                                   SUITE 405
                            CHICAGO, ILLINOIS 60610

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned appoints Daniel W. Dienst and Robert C. Larry, and each of them, as Proxy, each with full power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of Metal Management, Inc. held of record by the undersigned on July 18, 2005, at the Annual Meeting of Stockholders to be held on September 13, 2005 or any adjournment thereof.


         PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                 (Continued and to be signed on reverse side.)